Note 6 - Income Taxes - Net Deferred Tax Liability (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Allowance for credit loss and other	$ 39	$ 42
Net operating loss carryforward	25	0
Total deferred tax assets	64	42
Depreciation	19	30
Federal Home Loan Bank stock	35	31
Deferred loan cost/fees	31	29
Total deferred tax liabilities	85	90
Net deferred tax liability	$ (21)	$ (48)